EXHIBIT 10.6

                              AMENDMENT NUMBER 4
                                      TO
                           6% CONVERTIBLE DEBENTURE
                           ------------------------

     THIS IS AMENDMENT Number 4 ("this Amendment") that is being executed and delivered by and between GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCA") and Rapid Link Incorporated, formerly known as Dial-Thru International Corporation, a Delaware corporation (the "Company"), and dated effective as of September 14, 2006 in order to further amend that certain $550,000 Principal Amount 6% Convertible Debenture of the Company in favor of GCA and dated as of January 28, 2002, (the "6% Convertible Debenture") as amended by Amendment Number 1 dated effective as of January 28, 2003, and as further amended by Amendment Number 2 dated effective as of November 8, 2004, and as further amended by Amendment Number 3 dated effective as of January 10, 2005, and by which GCA and the Company, in consideration of the mutual promises contained in the 6% Convertible Debenture and in this Amendment and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

      1. Suspension of Quarterly Payments. The quarterly payment set forth in the first full textual paragraph of the 6% Convertible Debenture (excluding the legend) is suspended until December 1, 2006. The Company shall resume the quarterly payments set forth in the aforementioned paragraph until the Maturity Date, commencing December 1, 2006 (unless such day is not a Business Day, in which event on the next succeeding Business Day).

      2. Amendment to Maturity Date. The second sentence of the first full textual paragraph of the 6% Convertible Debenture (excluding the legend) shall be deleted in its entirety and substituting in lieu of it the following:

           "The Maturity Date is November 1, 2007."

      3. Amendment to S3. S3 of the 6% Convertible Debenture is hereby amended by deleting it in its entirety and substituting in lieu of it the following:

      3. Pre-payment of Principal. For so long as no Event of Default shall have occurred and is continuing, the Company may, at its option, pre-pay in full the principal and accrued interest on this Note at any time before the Maturity Date at a prepayment discount of 20% up to December 1, 2006. Thereafter the discount shall decrease to 15% up to March 1, 2007; thereafter the discount shall decrease to 10% up to June 1, 2007; thereafter the discount shall decrease to 0% and be of no further effect.

      4. Amendment to S4.2. S4.2 of the 6% Convertible Debenture is hereby amended by adding the following sentence at the end of the paragraph:

      Provided, however, that the Conversion Price shall not be less than $0.10 nor greater than $0.25 during the term hereof.

      5. No Other Effect on the 6% Convertible Debenture. Except as amended by this Amendment, the 6 % Convertible Debenture remains in full force and effect.

      6. Effective Date. This Amendment is effective September 14, 2006.

      7. Miscellaneous.

           (a) Captions; Certain Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. The parties to this Amendment agree to all definitions in this statement of the parties to this Amendment. A capitalized term in this Amendment has the same meaning as it has as a capitalized term in the 6% Convertible Debenture unless the context clearly indicates to the contrary.

           (b) Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Delaware (except the laws of that jurisdiction that would render such choice of laws ineffective).

           (c) Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.


                            Signature Page Follows


      DULY EXECUTED and delivered by GCA and the Company, as of the effective date set forth above.

 GCA:                GCA Strategic Investment Fund Limited
 ____
                     By: _________________________________
                     Name: Michael S. Brown
                     Title: Director

 Company:            Rapid Link Incorporated

                     By: _________________________________
                     Name: _______________________________
                     Title: ______________________________

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